SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

[Amendment No.    ]

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Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

MOODY’S CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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Your Vote Counts!

MOODY’S CORPORATION

2022 Annual Meeting Vote by April 25, 2022 11:59 PM EDT
MOODY’S CORPORATION 7 WORLD TRADE CENTER 250 GREENWICH STREET NEW YORK, NY 10007

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You invested in MOODY’S CORPORATION and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on April 26, 2022.

Get informed before you vote

View the Annual Report and Notice & Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 12, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

*	Please check the meeting materials for any special requirements for meeting attendance.

V1.1

   Vote at www.ProxyVote.com

   THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote on these important matters.

Voting Items		Board Recommends

1.	Election of Directors

Nominees:

1a.	Jorge A. Bermudez	For

1b.	Thérèse Esperdy	For

1c.	Robert Fauber	For

1d.	Vincent A. Forlenza	For

1e.	Kathryn M. Hill	For

1f.	Lloyd W. Howell, Jr.	For

1g.	Raymond W. McDaniel, Jr.	For

1h.	Leslie F. Seidman	For

1i.	Zig Serafin	For

1j.	Bruce Van Saun	For

2.	Ratification of the appointment of KPMG LLP as independent registered public accounting firm of the Company for 2022.	For

3.	Advisory resolution approving executive compensation.	For
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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